THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                            New York, New York 10019

             EQUI-VEST(R) TAX-DEFERRED VARIABLE ANNUITY APPLICATION

           Application Number:________________________ (Page 1 of 5)

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1. EQUI-VEST PROGRAM (CHECK ONE)

   TAX-EXEMPT                     BUSINESS                         INDIVIDUAL
   A.  | | TSA PUBLIC SCHOOL      E.  | | KEOGH                    I.  | | TRADITIONAL IRA
   B.  | | TSA 501(c)(3)                  (HR-10 Individual)       J.  ROTH IRA: | | ADVANTAGE OR | | STANDARD
   C.  | | TSA UNIVERSITY         F.  | | SEP                            | | Conversion Rollover from Traditional IRA
   D.  | | EDC                    G.  | | SARSEP                         | | Direct Transfer or Rollover from another ROTH IRA
                                  H.  | | SIMPLE IRA                     | | Recurring Contributory ROTH IRA
                                                                   K.  | | QP-IRA (Pension Distributions)
                                                                   L.  | | UNIT-BILLED TRADITIONAL IRA
                                                                   M.  | | UNIT-BILLED ROTH IRA | | Advantage | | Standard
                                                                   N.  | | NQ (Non-Qualified Variable Annuity
                                                                   O.  | | UNIT-BILLED NQ

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2. EMPLOYER UNIT INFORMATION (COMPLETE FOR ALL PROGRAMS EXCEPT FOR I,J,K, AND N)
    | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   CLIENT/EMPLOYER NAME

  (Select one)  | | _|  | | | | | - | | | |
                 EXISTING UNIT NUMBER LOCATION
                or  NEW  UNIT  | |  Must Complete Plan Enrollment Kit)
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3. ANNUITANT INFORMATION (CHECK APPROPRIATE BOXES)
   | | Mr. | | Mrs. | | Miss | | Ms. | | Other ___________ | | Male | | Female

                              _| | | | | | | | | |
                         SOCIAL SECURITY NO. (REQUIRED)

  - | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
  FIRST NAME                     MIDDLE INITIAL ONLY           LAST NAME

BIRTH _| | | | | | | |  _______________  (_| |) | | | | | |   | | Home  | | Work
DATE:    YEAR  MONTH DAY  AGE AT NEAREST BIRTHDAY AREA CODE DAYTIME PHONE NUMBER

   | | | | | | | | | | | | | |  | | | | | | | | | | | | | | | | | | | | | | | |
  STREET ADDRESS
   | | | | | | | | | | | | | |  | | | | | | | | | | | | | | | | | | | |-| | | |
  CITY                                              STATE ZIP
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4. ANNUITY COMMENCEMENT DATE (WHEN ANNUITANT ANTICIPATES DISTRIBUTIONS TO BEGIN)
   ________________ (Maximum age:85 except SIMPLE IRA and Roth IRA which is 90)
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5. BENEFICIARY(IES) INFORMATION
   INCLUDE FULL NAME(S) AND RELATIONSHIP(S) TO OWNER. USE #14 IF YOU NEED MORE SPACE

   PRIMARY
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  CONTINGENT (IF ANY):
                       ---------------------------------------------------------
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6. SUCCESSOR ANNUITANT/OWNER INFORMATION
   (AVAILABLE ONLY FOR TRADITIONAL IRA, ROTH IRA, NQ, SEP, SARSEP AND SIMPLE IRA CONTRACTS, EXCEPT IN OREGON)

  SUCCESSOR ANNUITANT AND OWNER MUST BE ANNUITANT/OWNER'S SPOUSE AND THE SOLE PRIMARY BENEFICIARY NAMED IN #5.

  | | NO, I don't elect a Successor Annuitant/Owner.
  | | YES, I do elect a Successor Annuitant/Owner.
  If YES,  complete the following:  | | | | | | | | |
                                  SPOUSE'S SOCIAL SECURITY NO.
  Spouse's Birth Date: | | | | | | | | | |
                       YEAR  MONTH    DAY
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Form 180-1009                                               Cat. - 127124 (6/98)
In Virginia: Form -180-1009VA

              Application Number:___________________ (Page 2 of 5)
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7. OWNER INFORMATION (COMPLETE FOR EDC AND NQ IF THE OWNER WILL BE DIFFERENT
                      FROM THE ANNUITANT NAMED IN #3)
   | |  Individual  | | Guardian | | Custodian  (See below)*
   | | Trustee (For an entity)** | | Trustee (For an individual)

  -| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
  FIRST NAME                     MIDDLE INITIAL ONLY           LAST NAME

  -------------------------------------------
  RELATIONSHIP TO ANNUITANT

  - | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
  STREET ADDRESS
  - | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
  CITY                                              STATE  ZIP
  - | | | | | |  | | |    (IF GUARDIAN OR CUSTODIAN  BIRTH DATE - | | | | | |
  TAX ID OR OWNER S.S. NO. USE MINOR'S S.S. NO)                YEAR MONTH DAY

  *As Custodian  under  the  ___________  Uniform  Gifts to Minors Act (UGMA) or
                              STATE
   Uniform Transfer to Minors Act (UTMA).

                                      Please note if issued under UGMA or UTMA,
  **Inside build-up is taxable.       the beneficiary named in #5 must be the
                                      Estate of the Annuitant.
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8. NQ SUCCESSOR OWNER INFORMATION
   (NOT AVAILABLE FOR NQ CONTRACTS IN OREGON)

   AVAILABLE ONLY FOR NQ CONTRACTS AND ONLY IF ANNUITANT AND OWNER IN #3 AND #7 ARE DIFFERENT PARTIES.
   | | NO, I don't elect a Successor/Owner
   | | YES, I do elect a Successor/Owner

  - | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
  FIRST NAME                     MIDDLE INITIAL ONLY           LAST NAME
   - | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
  STREET ADDRESS
   | | | | | | | | | | | | | |  | | | | | | | | | | | | | | | | | | | |-| | | |
  CITY                                              STATE ZIP
   | | | | | | | | |                                BIRTH DATE: | | | | | | | |
    SOCIAL SECURITY NUMBER                                      YEAR MONTH  DAY
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9. CONTRIBUTION INFORMATION (COMPLETE #9A ONLY IF A PAYMENT IS PROVIDED WHEN THE
   APPLICATION IS SIGNED. IF PAYMENT WILL BE FORWARDED AT A LATER DATE, YOU MUST COMPLETE ONLY #9B.)

   A. AMOUNT PROVIDED WITH THIS APPLICATION:
      (i)   Total amount for investment options listed in #11.
            (Do not include amounts for the Fixed Maturity Account.)  $_________

      (ii)  Total amount for Fixed Maturity Period(s) listed in #12.  $_________

      (iii) If TSA (#1A, 1B or 1C) or SARSEP (#1G) or SIMPLE IRA (#1H) has been checked, provide a monthly breakdown of employee and employer contributions.

            $ ----------------- $ -----------------
               Employee             Employer
      (iv)  Total Amount Remitted.                                    $_________

  B.  EXPECTED FIRST YEAR CONTRIBUTION:
      Indicate the amount expected to be contributed in the first year of this
      contract.                                                       $_________
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



         Application Number: ___________________________ (Page 3 of 5)
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10. REMINDER/CONTRIBUTION  STATEMENTS  INFORMATION
    (COMPLETE #10A, 10B OR 10C AS APPLICABLE.)
    A. INDIVIDUAL REMINDER NOTICE: (COMPLETE ONLY IF YOU CHECKED THE TRADITIONAL OR ROTH IRA OR NQ BOX IN #1.)
        (i)   Indicate if a Contribution reminder Notice is desired.
              | | YES | | NO
        (ii)  If Yes, complete the reminder frequency: | | Annually
              | | Semi-Annually | | Quarterly
        (iii) Date of First Reminder ___________/___________
              (not   past  the 28th)    MONTH        DAY
        (iv)  Contribution Reminder Notice Amount $_____________

    B.  PLAN  CONTRIBUTION  STATEMENT  FREQUENCY  (UNIT-BILLED/SALARY  DEDUCTION
        CASES)
        (i)  Complete  only  if  you  checked  TSA  Public  School,
             TSA 501(c)(3), TSA University, EDC, Keogh (Non-Trusteed), SEP, SARSEP, SIMPLE IRA, Unit-Billed Traditional or Roth IRA or Unit-Billed NQ.

               | | Annually  | | Semi-Annually  | | Quarterly
               | | Monthly   | | Semi-Monthly   | | Bi-Weekly

        (ii) | | YES
             | | NO I want to be included on the Contribution  Statement sent to my employer. (Each Contribution Statement will show the amount of the last contribution made.)

        Initial Contribution Statement Reminder Amount. $____________________

    C.  FOR TSA UNITS ONLY:
        Months to be excluded, if any, from Plan Contribution Statement (months must be consecutive and from May to September only). __________________
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11. SELECTION OF INVESTMENT OPTIONS AND ALLOCATION PERCENTAGES
    (CHECK EITHER BOX A OR BOX B BUT NOT BOTH.)

    A. | | MAXIMUM TRANSFER FLEXIBILITY. By checking this box, you may only invest in those options listed below (which have been SHADED). Transfers out of the GIA will be limited.

    B. | | MAXIMUM FUND CHOICE. By checking this box, you may invest in any of the options listed below (shaded or not shaded). Transfers out of the GIA will be limited (see Prospectus for details).

       CURRENT ALLOCATION. Select the allocation for the amount indicated in #9A(I) or any amounts that you may invest in these options in the future. You can change this allocation for future contributions at any time. You must allocate your contributions below by entering percentages in whole numbers totalling 100% for funds you have chosen.

       Note: If you are investing in the Fixed Maturity Account (FMA) you must be certain that you have entered an amount in #9A(II), checked box #11B, and complete #12. There is no need to complete the allocation below if you intend to use only the FMA under your EQUI-VEST contract.

       Guaranteed Interest Account             _________%

       Alliance Equity Index                   _________%

       Alliance Growth & Income                _________%

       Alliance Common Stock                   _________%

       Alliance Global                         _________%

       Alliance International                  _________%

       Alliance Aggressive Stock               _________%

       Alliance Growth Investors               _________%

       Alliance Balanced                       _________%

       Alliance Small Cap Growth               _________%

       Alliance Conservative Investors         _________%

       Alliance Money Market                   _________%

       Alliance Intermediate Gov't.Securities  _________%

       Alliance Quality Bond                   _________%

       Alliance High Yield                     _________%

       T. Rowe Price International Stock       _________%

       T. Rowe Price Equity Income             _________%

       EQ/Putnam Growth & Income Value         _________%

       EQ/Putnam Balanced                      _________%

       MFS Research                            _________%

       MFS Emerging Growth Companies           _________%

       Morgan Stanley Emerging
         Markets Equity                        _________%

       Warburg Pincus Small Company Value      _________%

       Merrill Lynch World Strategy            _________%

       Merrill Lynch Basic Value Equity        _________%

       TOTAL (FOR BOTH COLUMNS)                  100%

          Application Number: __________________________ (Page 4 of 5)
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12. FIXED MATURITY ACCOUNT ELECTIONS
    (AVAILABLE  ONLY FOR  SERIES  400 IRA,  QP IRA,  AND NQ  CONTRACTS,  BUT NOT
     AVAILABLE IN MARYLAND)
     For the amount shown in #9A(II), please allocate by whole percentages to the following Fixed Maturity Period(s). (Do not select a Maturity Date that has already expired.)

                           MATURITY DATES   PERCENTAGE OF AMOUNT SHOWN IN 9A(II)

                         | | June 15, 1999        ________________________ %
                         | | June 15, 2000        ________________________
       -------------     | | June 15, 2001        ________________________
         USE WHOLE       | | June 14, 2002        ________________________
        PERCENTAGES      | | June 13, 2003        ________________________
           ONLY          | | June 15, 2004        ________________________
       -------------     | | June 15, 2005        ________________________
                         | | June 15, 2006        ________________________
                         | | June 15, 2007        ________________________
                         | | June 13, 2008        ________________________
                                           TOTAL           100             %
                                                  ------------------------
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13. INFORMATION TO SATISFY REGULATORY REQUIREMENTS
    A. THE OWNER RECEIVED THE FOLLOWING EQUI-VEST PROSPECTUS AND ANY APPLICABLE
       SUPPLEMENT:

       ------------------------------   -----------------------------------
       DATE OF PROSPECTUS               DATE(S) OF ANY SUPPLEMENT(S) TO
                                        PROSPECTUS
    B. WILL ANY EXISTING INSURANCE OR ANNUITY BE (OR HAS IT BEEN) REPLACED OR CHANGED, ASSUMING THE CONTRACT APPLIED FOR WILL BE ISSUED?
                    | | Yes | | No If Yes, complete the following:
       ---------------   ---------------  -------------------- ----------------
       YEARS ISSUED      TYPE OF PLAN     COMPANY              CONTRACT NUMBER

       ------------------------------------------------------------------------
       COMPANY ADDRESS
       NQ Only: Contribution basis (check one): | | Before 8/14/82
                                                | | 8/14/82 or later
                                                Net cost:_________
                                                (attach illustration)

    C. NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) INFORMATION (AS REQUIRED BY THE NASD).
       --------------------------------------   -| | | | | | | | | | | | |
       EMPLOYER'S NAME                          OWNER'S OCCUPATION

       ------------------------------------------------------------------------
       EMPLOYER'S STREET ADDRESS

       ------------------------------------------------------------------------
       CITY                                       STATE       ZIP

       -------------------------------            -----------------------------
       ESTIMATED ANNUAL FAMILY INCOME             ESTIMATED NET WORTH

       Investment  Objective: | | Income | |  Income  &  Growth  | | Growth
                              | |  Aggressive  Growth | | Safety of Principal

       Is Owner or Annuitant associated with or employed by a member of the NASD? | | Yes | | No
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14. SPECIAL INSTRUCTIONS (FOR BENEFICIARY, REPLACEMENT, OR TRANSFER INFORMATION)
    ---------------------------------------------------------------------------

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


         Application Number: ___________________________ (Page 5 of 5)
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15. AGREEMENT

    All information and statements furnished in this application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no Agent has the authority to make or modify any contract on Equitable Life's behalf, or to waive or alter any of Equitable Life's rights and regulations. I understand that amounts withdrawn from the contract may be subject to a withdrawal charge, I understand that the annuity account value attributable to allocations to the investment funds of the separate account or variable annuity benefit payments may increase or decrease and are not guaranteed as to dollar amount. For the Fixed Maturity Account, amounts payable under the contract before the Maturity Date selected in Item 12 are subject to maket value adjustments.


      ----------------------------------------------  --------------------------
      PROPOSED ANNUITANTS SIGNATURE          DATE     CITY          STATE

      ----------------------------------------------  --------------------------
      SIGNATURE OF OWNER                     DATE     CITY          STATE
      (IF OTHER THAN PROPOSED ANNUITANT)

    (NEW YORK, OREGON AND VIRGINIA RESIDENTS SIGN ABOVE, ALL OTHER RESIDENTS
     SIGN BELOW.)

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    In Colorado:      It is unlawful to knowingly provide false, incomplete,  or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the
                      company.  Penalties  may   include  imprisonment,   fines,
                      denial of  insurance,  and civil  damages.  Any  insurance company or agent of an  insurance  company  who  knowingly
                      provides   false,   incomplete  or  misleading   facts  or
                      information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

    In Florida:       Any  person  who  knowingly  and with  intent  to  injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

    In New Jersey:    Any  person  who knowingly  files  a  statement  of  claim containing any false or misleading information is subject to criminal and civil penalties.

    In Arkansas       Any  person who knowingly  and with intent to defraud  any
    Kentucky and      insurance company or other person files an application for
    Pennsylvania:     insurance or statement of claim containing any  materially
                      false   information   or  conceals   for  the  purpose  of
                      misleading,   information  concerning  any  fact  material
                      thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

    All Other States: Laws in your  state  may  make it a crime to  fill out  an insurance or annuity application with information you know is false or to leave out material facts.


     ---------------------------------------------  ---------------------------
     PROPOSED ANNUITANTS SIGNATURE        DATE      CITY           STATE

     ---------------------------------------------  ---------------------------
     SIGNATURE OF OWNER                   DATE      CITY          STATE
     (IF OTHER THAN PROPOSED ANNUITANT)
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Form -180-1009                                              Cat. 127124 (6/98)
In Virginia Form -180-1009VA

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